TO:      The Purchasers of Consolidated Energy, Inc. Notes and Warrants

To Whom It May Concern:

     This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., ("CEIW") voting stock over which I have voting control in favor of any resolution presented to the shareholders of CEIW to approve the Charter Amendment (as defined in that certain Securities Purchase Agreement, dated January 13, 2006, among CEIW and the purchasers signatory thereto (the "Purchase Agreement")). This agreement is given in consideration of, and as a condition to enter into such Purchase Agreement and is not revocable by me.



                                               By:/s/ Carl Baker
                                                  --------------
                                               Name of Shareholder: Carl Baker
                                               Percentage Beneficial Ownership:

TO:      The Purchasers of Consolidated Energy, Inc. Notes and Warrants

To Whom It May Concern:

     This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., ("CEIW") voting stock over which I have voting control in favor of any resolution presented to the shareholders of CEIW to approve the Charter Amendment (as defined in that certain Securities Purchase Agreement, dated January 13, 2006, among CEIW and the purchasers signatory thereto (the "Purchase Agreement")). This agreement is given in consideration of, and as a condition to enter into such Purchase Agreement and is not revocable by me.



                                         By:/s/ Edward Jennings
                                            -------------------
                                            Name of Shareholder: Edward Jennings
                                            Percentage Beneficial Ownership:

TO:      The Purchasers of Consolidated Energy, Inc. Notes and Warrants

To Whom It May Concern:

     This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., ("CEIW") voting stock over which I have voting control in favor of any resolution presented to the shareholders of CEIW to approve the Charter Amendment (as defined in that certain Securities Purchase Agreement, dated January 13, 2006, among CEIW and the purchasers signatory thereto (the "Purchase Agreement")). This agreement is given in consideration of, and as a condition to enter into such Purchase Agreement and is not revocable by me.



                                           By:/s/ Barry W. Tackett
                                              --------------------
                                           Name of Shareholder: Barry W. Tackett
                                           Percentage Beneficial Ownership:

TO:      The Purchasers of Consolidated Energy, Inc. Notes and Warrants

To Whom It May Concern:

     This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., ("CEIW") voting stock over which I have voting control in favor of any resolution presented to the shareholders of CEIW to approve the Charter Amendment (as defined in that certain Securities Purchase Agreement, dated January 13, 2006, among CEIW and the purchasers signatory thereto (the "Purchase Agreement")). This agreement is given in consideration of, and as a condition to enter into such Purchase Agreement and is not revocable by me.



                                           By:/s/ Joseph G. Jacobs
                                              --------------------
                                           Name of Shareholder: Joseph G. Jacobs
                                           Percentage Beneficial Ownership:

TO:      The Purchasers of Consolidated Energy, Inc. Notes and Warrants

To Whom It May Concern:

     This letter will confirm my agreement to vote all shares of Consolidated Energy, Inc., ("CEIW") voting stock over which I have voting control in favor of any resolution presented to the shareholders of CEIW to approve the Charter Amendment (as defined in that certain Securities Purchase Agreement, dated January 13, 2006, among CEIW and the purchasers signatory thereto (the "Purchase Agreement")). This agreement is given in consideration of, and as a condition to enter into such Purchase Agreement and is not revocable by me.



                                             By:/s/ David Guthrie
                                                -----------------
                                             Name of Shareholder: David Guthrie
                                             Percentage Beneficial Ownership: